UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2020
Date of Report (Date of earliest event reported)

US FOODS HOLDING CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37786	26-0347906
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9399 W. Higgins Road, Suite 100
Rosemont, Illinois 60018
(Address of principal executive offices) (Zip code)

(847) 720-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	USFD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry Into a Material Definitive Agreement.

On May 6, 2020 (the “Closing Date”), US Foods Holding Corp., a Delaware corporation (the “Company”), and KKR Fresh Aggregator L.P., a Delaware limited partnership (the “Investor”), closed the transactions contemplated by the previously disclosed Investment Agreement, dated as of April 21, 2020 (the “Investment Agreement”), and the Company issued and sold to the Investor 500,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for an aggregate purchase price of $500 million (the “Closing”).  The Investment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 21, 2020.

Pursuant to the Investment Agreement, the Company has agreed to, immediately following the adjournment of the 2020 annual meeting of the Company’s stockholders, increase the size of the board of directors of the Company (the “Board”) to ten (10) directors and Nathaniel H. Taylor,  the individual designated by the Investor under the terms of the Investment Agreement, will be appointed to the Board to fill the vacancy resulting from such increase for a term expiring at the Company’s 2021 annual meeting of the Company’s stockholders.

Registration Rights Agreement

On the Closing Date, in connection with the Closing, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide to the Investor certain customary registration rights with respect to shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued in connection with any future conversion of the Series A Preferred Stock.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Amendment to ABL Credit Agreement

On May 4, 2020, US Foods, Inc. (“USF”) entered into an Additional Revolving Credit Amendment and Agreement (the “Amendment”) to that certain ABL credit agreement, dated as of May 31, 2019 (as amended, the “ABL Credit Agreement”), among USF, the subsidiaries of USF party thereto, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent, to, among other things, increase the commitments provided by certain lenders thereunder by $390 million to an aggregate amount of $1,990 million.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 1.02  Termination of a Material Definitive Agreement.

On May 1, 2020, RS Funding Inc. (“RS Funding”), USF’s wholly owned, special purpose, bankruptcy remote subsidiary that was the borrower under the $800 million accounts receivable financing facility provided by that certain Credit and Security Agreement, dated as of August 27, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “ABS Facility”), among RS Funding, USF, Wells Fargo Bank, National Association, as administrative agent, and the several lenders party thereto from time to time, terminated the ABS Facility and repaid all amounts outstanding thereunder. Concurrent with this termination, USF transitioned the accounts receivable that were subject to the ABS Facility to the asset based lending facility provided under the ABL Credit Agreement.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 with respect to the Amendment and the ABL Credit Agreement is incorporated herein by reference.

Item 3.02  Unregistered Sales of Equity Securities.

This issuance and sale of 500,000 shares of the Series A Preferred Stock by the Company to the Investor pursuant to the Investment Agreement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Investor represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that the Series A Preferred Stock is being acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof, and appropriate legends will be affixed to any certificates evidencing shares of Series A Preferred Stock or shares of Common Stock issued in connection with any future conversion of the Series A Preferred Stock.

The information contained in Item 1.01 with respect to the Investment Agreement and Item 5.03 with respect to the Certificate of Designations is incorporated herein by reference.

Item 3.03  Material Modification to Rights of Security Holders.

The information contained in Item 1.01 with respect to the Investment Agreement and the Registration Rights Agreement and in Item 5.03 with respect to the Certificate of Designations is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws.

Certificate of Designations Designating the Series A Preferred Stock

On May 4, 2020, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designations designating the Series A Preferred Stock (the “Certificate of Designations”) and establishing the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions of the shares of Series A Preferred Stock.  The Certificate of Designations became effective upon filing.

The Series A Preferred Stock ranks senior to the shares of Common Stock, with respect to dividend rights and rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company. The Series A Preferred Stock has a liquidation preference of $1,000 per share. Holders of the Series A Preferred Stock are entitled to a cumulative dividend at the rate of 7.0% per annum, payable quarterly in arrears. If the Company does not declare and pay a dividend on the Series A Preferred Stock, the dividend rate will increase by 3.0% to 10.0% per annum until all accrued but unpaid dividends have been paid in full. Dividends will be payable in kind through the issuance of additional shares of Series A Preferred Stock for the first four dividend payments following the Closing, and thereafter, in cash or in kind, or a combination of both, at the option of the Company.

Following the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the date of such expiration or termination, the “HSR Clearance Date”), the Series A Preferred Stock will be convertible at the option of the holders thereof into shares of Common Stock at an initial conversion price of $21.50 per share and an initial conversion rate of 46.5116 shares of Common Stock per share of Series A Preferred Stock, subject to certain anti-dilution adjustments.  At any time after the third anniversary of the Closing Date, if the volume weighted average price of the Common Stock exceeds $43.00 per share, as may be adjusted pursuant to the Certificate of Designations, for at least 20 trading days in any period of 30 consecutive trading days, at the election of the Company, all of the Series A Preferred Stock may be converted into the relevant number of shares of Common Stock.

Following the HSR Clearance Date, holders of the Series A Preferred Stock will be entitled to vote with the holders of the Common Stock on an as-converted basis.  Holders of the Series A Preferred Stock will be entitled to a separate class vote with respect to, among other things, amendments to the Company’s organizational documents that have an adverse effect on the Series A Preferred Stock, authorizations or issuances by the Company of securities that are senior to, or equal in priority with, the Series A Preferred Stock, increases or decreases in the number of authorized shares of Series A Preferred Stock and issuances of shares of Series A Preferred Stock after the Closing Date, other than shares issued as in kind dividends with respect to shares of Series A Preferred Stock issued on the Closing Date.

At any time following the fifth anniversary of the Closing Date, the Company may redeem some or all of the Series A Preferred Stock for a per share amount in cash equal to: (i) the sum of (x) 100% of the liquidation preference thereof, plus (y) all accrued and unpaid dividends, multiplied by (ii) (A) 105% if the redemption occurs at any time after the fifth anniversary of the Closing Date and prior to the sixth anniversary of the Closing Date, (B) 103% if the redemption occurs at any time after the sixth anniversary of the Closing Date and prior to the seventh anniversary of the Closing Date, and (C) 100% if the redemption occurs at any time after the seventh anniversary of the Closing Date.

Upon certain change of control events involving the Company, on or before the fifth business day prior to the effective date of such change of control event, the holders of the Series A Preferred Stock must either (i) convert their shares of Series A Preferred Stock into Common Stock at the then-current conversion price or (ii) cause the Company to redeem their shares of Series A Preferred Stock for an amount in cash equal to 100% of the liquidation preference thereof plus all accrued but unpaid dividends. In the case of either clause (i) or (ii) above, if such change of control occurs on or before the fifth anniversary of the Closing Date, the Company will also be required to pay the holders of the Series A Preferred Stock a “make-whole” premium.

The foregoing description of the Certificate of Designations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designations, which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Forward-Looking Statements

Statements in this Form 8-K which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: any declines in the consumption of food prepared away from home; the extent and duration of the negative impact of the COVID-19 pandemic on us; cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers and group purchasing organizations; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; changes in consumer eating habits; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; environmental, health and safety and other governmental regulation, including actions taken by national, state and local governments to contain the COVID-19 pandemic, such as travel restrictions or bans, social distancing requirements, and required closures of non-essential businesses; product recalls and product liability claims; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; cybersecurity incidents and other technology disruptions; management of retirement benefits and pension obligations; extreme weather conditions, natural disasters and other catastrophic events, including pandemics and the rapid spread of contagious illnesses; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; and potential interest rate increases.

Discussion of additional risks and uncertainties are included in the sections entitled “Risk Factors” and “Forward-Looking Statements” in the Annual Report of the Company on Form 10-K for the fiscal year ended December 28, 2019 and the Quarterly Report of the Company on Form 10-Q for the quarterly period ended March 28, 2020, which were filed with the Securities and Exchange Commission on February 13, 2020 and May 5, 2020, respectively. The forward-looking statements contained in this Form 8-K speak only as of the date of this Form 8-K. We undertake no obligation to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Description
3.1	Certificate of Designations Designating the Series A Convertible Preferred Stock.
10.1	Registration Rights Agreement, dated May 6, 2020, by and between US Foods Holding Corp. and KKR Fresh Aggregator L.P.
10.2
Additional Revolving Credit Amendment and Agreement, dated as of May 4, 2020, among US Foods, Inc., the other Borrowers party thereto, the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and collateral agent.

104	Interactive Data File.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US FOODS HOLDING CORP.

Date: May 6, 2020	By:	/s/ Kristin M. Coleman
		Name:	Kristin M. Coleman
		Title:	Executive Vice President, General Counsel and Chief Compliance Officer